Exhibit 10.3

Execution Version

SECOND AMENDMENT TO PROMISSORY NOTE

THIS Second AMENDMENT TO PROMISSORY NOTE, dated as of August 11, 2017 and effective as of July 31, 2017 (the “Amendment”), modifies and amends that certain Promissory Note, dated December 7, 2016, as modified by that First Amendment to Promissory Note, dated June 5, 2017 (the “Note”), executed by Irene Acquisition Company B.V., a company organized under the laws of the Netherlands (“Borrower”), payable to the order of Ravich Revocable Trust of 1989 (“Lender”) in the initial principal sum of up to Five Million Dollars ($5,000,000).  Terms used and not otherwise defined herein shall have the definitions given such terms in the Note.

NOW, THEREFORE,  Borrower and Lender hereby agree as follows:

1.

The New Maturity Date under the Note shall be extended from July 31, 2017 to February 28, 2018, and to accomplish such change, the following definition in Section VI of the Note shall be amended and restated in its entirety as follows:

a.	“New Maturity Date” means February 28, 2018.
2.

As amended hereby, the Note remains in full force and effect and Borrower hereby ratifies, reaffirms and confirms all of the terms and conditions of the Note and all other documents and instruments executed in connection therewith (the “Loan Documents”) in all respects, and hereby acknowledges that the Loan Documents are valid and enforceable obligations against Borrower, due and payable in full, without defenses, setoffs or counterclaims of any kind.  The indebtedness evidenced by the Loan Documents is hereby acknowledged and admitted.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, and it is effective as of the date first written above.

Irene Acquisition Company B.V.,
as Borrower

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director A

By:	/s/ Edward van Wezel
Name: Edward van Wezel
Title: Director B

Amendment to Promissory Note

Ravich Revocable Trust of 1989,
as Lender

By:	/s/ Jess M. Ravich
Name: Jess M. Ravich
Title: Trustee

Amendment to Promissory Note